EXHIBIT 99.1

State Auto Financial reports third quarter 2021 results
•Quarterly loss of $0.32 per share
•Quarterly net loss from operations1 of $0.18 per share
•Quarterly GAAP combined ratio of 105.3
•Quarterly SAP combined ratio of 103.5
•Return on equity of 7.5%
•Book value per share of $21.49

COLUMBUS, OHIO - November 4, 2021 - State Auto Financial Corporation (NASDAQ:STFC) today reported a third quarter 2021 net loss of $14.3 million, or $0.32 per diluted share, compared to net income of $11.6 million, or $0.26 per diluted share, for the same 2020 period. Net loss from operations1 per diluted share for the third quarter of 2021 was $0.18 versus $0.10 for the same 2020 period. STFC’s GAAP combined ratio for the third quarter 2021 was 105.3 compared to 106.0 for the same 2020 period.
For the first nine months of 2021, STFC had a net loss of $10.1 million, or $0.23 per diluted share, compared to $68.7 million, or $1.57 per diluted share, for the same 2020 period. Net loss from operations1 per diluted share for the first nine months of 2021 was $1.25 versus $0.86 for the same 2020 period. STFC’s GAAP combined ratio for the first nine months of 2021 was 109.4 compared to 109.3 for the same 2020 period.
SAP Operating Results
STFC's SAP combined ratio for the third quarter 2021 was 103.5 compared to 105.1 for the same 2020 period. Catastrophe losses and ALAE during the third quarter 2021 accounted for 10.3 points of the 75.1 total loss ratio points, or $39.4 million, versus 16.6 points of the 71.3 total loss ratio points, or $58.7 million, for the same period in 2020. The third quarter 2021 was impacted by severe weather events in the Midwest and Texas. Approximately 60% of the third quarter 2021 catastrophe losses occurred within homeowners. The current accident year non-catastrophe loss and ALAE ratio accounted for 60.5 points of the total loss ratio points, or $231.1 million, versus 55.0 points of the total loss ratio points, or $194.3 million, for the same 2020 period. The third quarter 2021 was impacted by elevated claim frequency and severity in personal auto and commercial auto. Non-catastrophe losses and ALAE during the third quarter 2021 included 1.3 points of favorable development relating to prior years, or $5.0 million, versus 5.5 points of favorable development, or $19.3 million, for the same period in 2020. Underwriting expenses during the third quarter 2021 accounted for 28.4 points of the total combined ratio points, or $118.6 million, versus 33.8 points of the total combined ratio points, or $127.9 million for the same 2020 period. The third quarter 2021 was impacted by decreases in estimated variable agent compensation and IT development costs when compared to the same 2020 period.
STFC's SAP combined ratio for the first nine months of 2021 was 107.8 compared to 108.6 for the same 2020 period. Catastrophe losses and ALAE during the first nine months of 2021 accounted for 17.2 points of the 78.2 total loss ratio points, or $191.0 million, versus 18.6 points of the 74.5 total loss ratio points, or $191.0 million, for the same period in 2020. The first nine months of 2021 were impacted by winter storms Uri and Viola in Texas, which added 5.6 points to the loss and ALAE ratio. Approximately 70% of the year to date 2021 catastrophe losses occurred within homeowners. The current accident year non-catastrophe loss and ALAE ratio accounted for 59.3 points of the total loss ratio points, or $656.8 million, versus 53.0 points of the total loss ratio points, or $542.4 million, for the same 2020 period. In addition to the factors discussed above, the first nine months of 2021 were impacted by elevated frequency and severity of property losses in homeowners. Non-catastrophe losses and ALAE during the third quarter 2021 included 4.1 points of favorable development relating to prior years, or $45.5 million, versus 3.1 points of favorable development, or $31.8 million, for the same period in 2020. Underwriting expenses during the first nine months of 2021 accounted for 29.6 points of the total combined ratio points, or $352.4 million, versus 34.1 points of the total combined ratio points, or $377.1 million for the same 2020 period. In addition to the factors discussed above, the first nine months of 2021 were impacted by a decrease in associate benefit costs when compared to the same 2020 period.

Net written premium for the third quarter 2021 increased 10.2% compared to the same period in 2020. By insurance segment, net written premium for the commercial insurance segment increased 17.1% and the personal insurance segment increased 5.7%. The increase in the commercial segment was primarily driven by (i) new business growth and rate increases in commercial auto and farm & ranch, (ii) rate increases in middle market commercial, and (iii) new business growth in workers' compensation driven by its launch on State Auto Connect. The increase in the personal segment was primarily due to increased rates in homeowners and other personal and new business growth in other personal. The net written premium growth was partially offset by a decline in new business in personal auto.
Net written premium for the first nine months of 2021 increased 7.4% compared to the same period in 2020. By insurance segment, net written premium for the commercial insurance segment increased 16.1% and the personal insurance segment increased 1.5%. Net written premiums for the first nine months of 2021 were impacted by the same factors discussed above for the third quarter.
The third quarter and first nine months of 2021 were also impacted by the following expenses incurred as a result of the pending Liberty Mutual merger: (i) a $9.3 million increase in the valuation of the Director RSU awards as a result of the increase in our stock price; and (ii) $2.9 million of legal and investment banking fees and expenses. These expenses were included in "other expenses" on the condensed consolidated statements of income.
Book Value and Return on Equity
STFC’s book value decreased to $21.49 per share as of September 30, 2021, compared to $22.18 on June 30, 2021. The decrease in book value was primarily driven by a decrease in the fair market value of fixed income investments attributable to higher interest rates.
Return on stockholders’ equity for the 12 months ended September 30, 2021, was 7.5% compared to (3.8)% for the 12 months ended September 30, 2020.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"The third quarter statutory combined ratio of 103.5 was impacted by higher claim frequency and severity in both personal and commercial auto and wind and hail events in the Midwest and Texas.
"Overall net written premium growth of 10.2% included a 17.1% increase in commercial lines with a 99.7% statutory combined ratio in the segment. In personal lines, net written premium increased 5.7% with a 106.6% statutory combined ratio. Expense ratio improvement continued, with a 28.4% result compared to 33.8% for third quarter 2020.
"We remain focused on continuing our progress toward consistent profitable growth. At the same time, efforts continue toward our planned acquisition by Liberty Mutual, which remains on track to close in 2022, pending appropriate member and regulatory approvals. This transaction furthers our commitment to independent agents and will contribute to the collective success of our agents, policyholders and associates."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company. STFC stock is traded on the Nasdaq Global Select Market, which represents the top fourth of all Nasdaq listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to a loss of $0.14 per diluted share and income of $1.02 per diluted share for the third quarter and year to date 2021, respectively, versus income of $0.36 per diluted share and a loss of $0.71 per diluted share for the third quarter and year to date 2020, respectively.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
Net premiums written	$417.7	$379.1	$1,188.7	$1,107.2

Earned premiums	381.8	353.2	1,107.6	1,024.4
Net investment income	17.0	17.9	52.3	54.5
Net investment (loss) gain	(8.1)	20.0	56.8	(39.3)
Other income	0.4	0.5	1.3	1.6
Total revenue	391.1	391.6	1,218.0	1,041.2

(Loss) income before federal income taxes	(25.7)	14.8	(15.9)	(87.6)

Federal tax (benefit) expense	(11.4)	3.2	(5.8)	(18.9)
Net (loss) income	$(14.3)	$11.6	$(10.1)	$(68.7)

(Loss) earnings per common share:
- basic	$(0.32)	$0.26	$(0.23)	$(1.57)
- diluted	$(0.32)	$0.26	$(0.23)	$(1.57)
Loss per share from operations(A):
- basic	$(0.18)	$(0.10)	$(1.25)	$(0.86)
- diluted	$(0.18)	$(0.10)	$(1.25)	$(0.86)
Weighted average shares outstanding:
- basic	44.3	43.8	44.1	43.7
- diluted	44.3	44.3	44.1	43.7
Return on average equity (LTM)	7.5%	(3.8)%
Book value per share	$21.49	$21.57
Dividends paid per share	$0.10	$0.10	$0.30	$0.30
Total shares outstanding	44.4	43.8

GAAP ratios:
Cat loss and ALAE ratio	10.3	16.6	17.2	18.6
Non-cat loss and LAE ratio	64.9	54.6	61.2	55.8
Loss and LAE ratio	75.2	71.2	78.4	74.4
Expense ratio	30.1	34.8	31.0	34.9
Combined ratio	105.3	106.0	109.4	109.3

(A) Reconciliation of non-GAAP financial measure:
Net loss from operations:
Net (loss) income	$(14.3)	$11.6	$(10.1)	$(68.7)
Net investment (loss) gain, net of tax	(6.4)	15.8	44.9	(31.0)
Net loss from operations	$(7.9)	$(4.2)	$(55.0)	$(37.7)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	September 30	December 31
	2021	2020
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,159.6 and $2,117.0, respectively)	$2,223.5	$2,237.2
Equity securities	376.0	389.7
Other invested assets	79.3	71.1
Other invested assets, at cost	10.4	12.1
Notes receivable from affiliate	70.0	70.0
Total investments	2,759.2	2,780.1

Cash and cash equivalents	46.1	90.7
Accrued investment income and other assets	30.7	29.7
Premiums Receivable	14.1	14.0
Deferred policy acquisition costs	131.5	122.2
Reinsurance recoverable on losses and loss expenses payable	19.6	24.3
Prepaid reinsurance premiums	8.7	8.3
Due from affiliate	28.7	—
Current federal income taxes	1.8	1.7
Net deferred federal income taxes	43.1	27.3
Property and equipment, at cost	3.8	4.2
Total assets	$3,087.3	$3,102.5

LIABILITIES
Losses and loss expenses payable	$1,059.7	$1,050.4
Unearned premiums	805.0	723.4
Notes payable (affiliates $15.3 and $15.3, respectively)	122.1	122.1
Pension and postretirement benefits	45.0	66.2
Due to affiliate	—	11.2
Other liabilities	100.6	119.2
Total liabilities	2,132.4	2,092.5

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 51.3 and 50.7 shares issued, respectively, at stated value of $2.50 per share	128.4	126.8
Treasury stock, 6.9 and 6.9 shares, respectively, at cost	(118.8)	(118.4)
Additional paid-in capital	218.1	213.3
Accumulated other comprehensive (loss) income	(23.8)	13.9
Retained earnings	751.0	774.4
Total stockholders' equity	954.9	1,010.0
Total liabilities and stockholders' equity	$3,087.3	$3,102.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
Earned premiums	$381.8	$353.2	$1,107.6	$1,024.4
Net investment income	17.0	17.9	52.3	54.5
Net investment (loss) gain	(8.1)	20.0	56.8	(39.3)
Other income from affiliates	0.4	0.5	1.3	1.6
Total revenues	391.1	391.6	1,218.0	1,041.2

Losses and loss expenses	287.2	251.6	867.8	762.2
Acquisition and operating expenses	115.0	123.0	343.2	357.4
Interest expense	1.1	1.1	3.3	3.6
Other expenses	13.5	1.1	19.6	5.6
Total expenses	416.8	376.8	1,233.9	1,128.8

(Loss) income before federal income taxes	(25.7)	14.8	(15.9)	(87.6)
Federal income tax (benefit) expense:
Current	(0.1)	—	(0.1)	(0.4)
Deferred	(11.3)	3.2	(5.7)	(18.5)
Federal income tax (benefit) expense	(11.4)	3.2	(5.8)	(18.9)
Net (loss) income	$(14.3)	$11.6	$(10.1)	$(68.7)
(Loss) earnings per common share:
Basic	$(0.32)	$0.26	$(0.23)	$(1.57)
Diluted	$(0.32)	$0.26	$(0.23)	$(1.57)
Dividends paid per common share	$0.10	$0.10	$0.30	$0.30

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive (Loss) Income
($ in millions)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
Net (loss) income	$(14.3)	$11.6	$(10.1)	$(68.7)
Other comprehensive income (loss), net of tax:
Net unrealized holding (loss) gain on available-for-sale investments:
Unrealized holding (loss) gain	(17.1)	4.6	(56.6)	74.5
Reclassification adjustments for losses (gains) realized in net income	1.0	0.2	0.3	(3.2)
Income tax benefit (expense)	3.3	(1.1)	11.8	(15.0)
Total net unrealized holding (loss) gain on available- for-sale investments	(12.8)	3.7	(44.5)	56.3
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.6)	(1.6)	(4.8)	(4.8)
Net actuarial loss	4.5	3.7	13.4	11.0
Income tax expense	(0.6)	(0.4)	(1.8)	(1.3)
Total net unrecognized benefit plan obligations	2.3	1.7	6.8	4.9
Other comprehensive (loss) income	(10.5)	5.4	(37.7)	61.2
Comprehensive (loss) income	$(24.8)	$17.0	$(47.8)	$(7.5)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Nine Months Ended	Year Ended
	September 30	December 31
	2021	2020
Common shares:
Balance at beginning of year	50.7	50.4
Issuance of shares	0.6	0.3
Balance at period ended	51.3	50.7

Treasury shares:
Balance at beginning of year	(6.9)	(6.9)
Balance at period ended	(6.9)	(6.9)

Common stock:
Balance at beginning of year	$126.8	$125.9
Issuance of shares	1.6	0.9
Balance at period ended	128.4	126.8

Treasury stock:
Balance at beginning of year	$(118.4)	$(117.5)
Shares acquired on stock award exercises and vested restricted shares	(0.4)	(0.9)
Balance at beginning of year and period ended	(118.8)	(118.4)

Additional paid-in capital:
Balance at beginning of year	$213.3	$206.7
Issuance of common stock	6.9	3.0
Stock awards granted	(2.1)	3.6
Balance at period ended	218.1	213.3

Accumulated other comprehensive (loss) income:
Balance at beginning of the year	$13.9	$(26.9)
Change in net unrealized holding (losses) gains on available-for-sale investments	(44.5)	56.7
Change in net unrecognized benefit plan obligations	6.8	(15.9)
Balance at period ended	(23.8)	13.9

Retained earnings:
Balance at beginning of year	$774.4	$779.3
Cumulative effect of change in accounting to establish an allowance for expected credit losses at January 1, 2020	—	(0.5)
Net (loss) income	(10.1)	13.1
Cash dividends paid	(13.3)	(17.5)
Balance at period ended	751.0	774.4
Total stockholders' equity at period ended	$954.9	$1,010.0

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Nine months ended
	September 30
	2021	2020
Cash flows from operating activities:
Net loss	$(10.1)	$(68.7)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization, net	4.7	7.6
Share-based compensation	9.5	—
Net investment (gain) loss	(57.2)	39.3
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(9.3)	(12.6)
Accrued investment income and other assets	(1.0)	0.6
Premiums receivable	(0.1)	(0.5)
Postretirement and pension benefits	(17.5)	(17.0)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	4.3	(22.5)
Other liabilities and due to/from affiliates, net	(63.0)	8.5
Losses and loss expenses payable	9.3	24.2
Unearned premiums	81.6	81.8
Deferred tax on share-based awards	1.4	(0.1)
Federal income taxes	(7.2)	(18.8)
Net cash (used in) provided by operating activities	(54.6)	21.8
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(570.4)	(462.6)
Purchases of equity securities	(24.0)	(65.6)
Purchases of other invested assets	(0.9)	(7.3)
Maturities, calls and pay downs of fixed maturities available-for-sale	327.5	274.9
Sales of fixed maturities available-for-sale	195.6	216.1
Sales of equity securities	87.4	86.2
Sales of other invested assets	2.3	0.9
Disposals of property and equipment	—	0.2
Net cash provided by investing activities	17.5	42.8
Cash flows from financing activities:
Proceeds from issuance of common stock	6.2	2.8
Payments to acquire treasury stock	(0.4)	(0.9)
Payment of dividends	(13.3)	(13.1)
Proceeds from short-term debt	—	60.0
Repayment of short-term debt	—	(60.0)
Proceeds from long-term debt	—	21.5
Repayment of long-term debt	—	(21.5)
Net cash used in financing activities	(7.5)	(11.2)
Net (decrease) increase in cash and cash equivalents	(44.6)	53.4
Cash and cash equivalents at beginning of period	90.7	78.0
Cash and cash equivalents at end of period	$46.1	$131.4
Supplemental disclosures:
Interest paid (affiliates $0.5 and $0.6, respectively)	$3.3	$3.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021
Quarter to Date
Gross investment income:
Fixed maturities	$13.7	$14.3	$14.7	$13.4	$12.9
TIPS	1.3	0.7	0.7	2.0	2.3
Total fixed maturities	15.0	15.0	15.4	15.4	15.2
Equity securities	2.1	1.5	1.6	1.2	1.2
Other	0.9	1.3	0.9	1.1	1.0
Total gross investment income	18.0	17.8	17.9	17.7	17.4
Less: Investment expenses	0.1	0.2	0.3	—	0.4
Net investment income	$17.9	$17.6	$17.6	$17.7	$17.0

Year to Date
Gross investment income:
Fixed maturities	$43.0	$57.3	$14.7	$28.1	$41.0
TIPS	1.6	2.3	0.7	2.7	5.0
Total fixed maturities	44.6	59.6	15.4	30.8	46.0
Equity securities	7.8	9.3	1.6	2.8	4.0
Other	2.7	4.0	0.9	2.0	3.0
Total gross investment income	55.1	72.9	17.9	35.6	53.0
Less: Investment expenses	0.6	0.8	0.3	0.3	0.7
Net investment income	$54.5	$72.1	$17.6	$35.3	$52.3

	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021
TIPS, fair value	$117.0	$116.2	$104.7	$108.2	$109.8
TIPS, book value	$99.4	$97.8	$89.2	$90.9	$92.8

Net Investment (Loss) Gain
($ in millions)
unaudited	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
Investment gain (loss), net:
Fixed maturities:
Realized gains on sales of securities	$0.4	$1.3	$4.3	$6.8
Realized losses on sales of securities	(1.4)	(1.5)	(4.6)	(3.6)
Net (loss) gain on fixed securities	(1.0)	(0.2)	(0.3)	3.2
Net (loss) gain on equity securities	(6.7)	18.2	49.7	(35.1)
Net (loss) gain on other invested assets	(0.4)	2.0	7.8	(7.6)
Other net realized (loss) gain	—	—	(0.4)	0.2
Net (loss) gain on investments	$(8.1)	$20.0	$56.8	$(39.3)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	September 30	December 31
	2021	2020
Deferred tax assets:
Unearned premiums not currently deductible	$33.5	$30.1
Losses and loss expenses payable discounting	11.6	10.5
Postretirement and pension benefits	16.3	19.3
Other liabilities	11.8	12.2
Net operating loss carryforward	36.8	19.8
Capital loss carryforward	—	6.1
Tax credit carryforward	2.3	1.9
Other	1.7	1.1
Total deferred tax assets	114.0	101.0
Deferred tax liabilities:
Deferral of policy acquisition costs	27.6	25.7
Investments	42.6	48.0
Total deferred tax liabilities	70.2	73.7
Total net deferred tax assets before valuation allowance	43.8	27.3
Less valuation allowance	0.7	—
Net deferred federal income taxes	$43.1	$27.3

The following table sets forth the components of federal income tax (benefit) expense:
	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
(Loss) income before federal income taxes	$(25.7)	$14.8	$(15.9)	$(87.6)
Federal income tax (benefit) expense
Current	(0.1)	—	(0.1)	(0.4)
Deferred	(11.3)	3.2	(5.7)	(18.5)
Total federal income tax (benefit) expense	(11.4)	3.2	(5.8)	(18.9)
Net (loss) income	$(14.3)	$11.6	$(10.1)	$(68.7)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2021	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$92.4	$127.2	$23.7	$243.3
Net earned premiums	91.8	106.5	18.9	217.2
Losses and LAE incurred:
Cat loss and ALAE	1.3	22.2	0.7	24.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	6.8	(2.5)	—	4.3
Current accident year non-cat loss and ALAE	67.2	55.8	9.4	132.4
Total non-cat loss and ALAE	74.0	53.3	9.4	136.7
Total Loss and ALAE	75.3	75.5	10.1	160.9
ULAE	7.9	5.3	1.0	14.2
Total Loss and LAE	83.2	80.8	11.1	175.1
Underwriting expenses	25.0	32.2	5.9	63.1
Net underwriting (loss) gain	$(16.4)	$(6.5)	$1.9	$(21.0)

Cat loss and ALAE ratio	1.4%	20.8%	3.9%	11.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	7.4%	(2.4)%	(0.1)%	2.0%
Current accident year non-cat loss and ALAE ratio	73.2%	52.4%	49.5%	60.9%
Total non-cat loss and ALAE ratio	80.6%	50.0%	49.4%	62.9%
Total Loss and ALAE ratio	82.0%	70.8%	53.3%	74.0%
ULAE ratio	8.6%	5.0%	6.0%	6.6%
Total Loss and LAE ratio	90.6%	75.8%	59.3%	80.6%
Expense ratio	27.1%	25.4%	24.7%	26.0%
Combined ratio	117.7%	101.2%	84.0%	106.6%

($ in millions)
Three months ended September 30, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$101.4	$111.4	$17.4	$230.2
Net earned premiums	103.0	92.5	13.3	208.8
Losses and LAE incurred:
Cat loss and ALAE	1.9	28.1	2.9	32.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	8.0	0.7	(0.6)	8.1
Current accident year non-cat loss and ALAE	58.2	50.7	4.8	113.7
Total non-cat loss and ALAE	66.2	51.4	4.2	121.8
Total Loss and ALAE	68.1	79.5	7.1	154.7
ULAE	7.4	6.8	0.2	14.4
Total Loss and LAE	75.5	86.3	7.3	169.1
Underwriting expenses	32.0	33.2	5.2	70.4
Net underwriting (loss) gain	$(4.5)	$(27.0)	$0.8	$(30.7)

Cat loss and ALAE ratio	1.9%	30.4%	21.5%	15.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	7.8%	0.7%	(4.1)%	3.9%
Current accident year non-cat loss and ALAE ratio	56.4%	54.9%	36.2%	54.4%
Total non-cat loss and ALAE ratio	64.2%	55.6%	32.1%	58.3%
Total Loss and ALAE ratio	66.1%	86.0%	53.6%	74.1%
ULAE ratio	7.2%	7.3%	1.6%	6.9%
Total Loss and LAE ratio	73.3%	93.3%	55.2%	81.0%
Expense ratio	31.4%	29.8%	29.4%	30.5%
Combined ratio	104.7%	123.1%	84.6%	111.5%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2021	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$273.5	$329.6	$61.9	$665.0
Net earned premiums	281.1	304.9	52.1	638.1
Losses and LAE incurred:
Cat loss and ALAE	6.3	129.8	19.8	155.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	4.7	(2.1)	(0.2)	2.4
Current accident year non-cat loss and ALAE	186.7	156.9	26.9	370.5
Total non-cat loss and ALAE	191.4	154.8	26.7	372.9
Total Loss and ALAE	197.7	284.6	46.5	528.8
ULAE	22.6	19.2	2.9	44.7
Total Loss and LAE	220.3	303.8	49.4	573.5
Underwriting expenses	76.3	87.0	15.9	179.2
Net underwriting loss	$(15.5)	$(85.9)	$(13.2)	$(114.6)

Cat loss and ALAE ratio	2.3%	42.6%	38.0%	24.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	1.7%	(0.7)%	(0.4)%	0.4%
Current accident year non-cat loss and ALAE ratio	66.4%	51.4%	51.6%	58.1%
Total non-cat loss and ALAE ratio	68.1%	50.7%	51.2%	58.5%
Total Loss and ALAE ratio	70.4%	93.3%	89.2%	82.9%
ULAE ratio	8.0%	6.3%	5.8%	7.0%
Total Loss and LAE ratio	78.4%	99.6%	95.0%	89.9%
Expense ratio	27.9%	26.4%	25.6%	26.9%
Combined ratio	106.3%	126.0%	120.6%	116.8%

($ in millions)
Nine months ended September 30, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$310.3	$299.1	$45.7	$655.1
Net earned premiums	311.0	262.9	35.8	609.7
Losses and LAE incurred:
Cat loss and ALAE	6.5	93.4	12.0	111.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	19.1	2.8	(1.7)	20.2
Current accident year non-cat loss and ALAE	165.7	125.0	13.0	303.7
Total non-cat loss and ALAE	184.8	127.8	11.3	323.9
Total Loss and ALAE	191.3	221.2	23.3	435.8
ULAE	23.0	18.6	1.2	42.8
Total Loss and LAE	214.3	239.8	24.5	478.6
Underwriting expenses	98.5	89.7	13.7	201.9
Net underwriting loss	$(1.8)	$(66.6)	$(2.4)	$(70.8)

Cat loss and ALAE ratio	2.1%	35.5%	33.4%	18.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	6.2%	1.0%	(4.5)%	3.3%
Current accident year non-cat loss and ALAE ratio	53.2%	47.6%	36.2%	49.8%
Total non-cat loss and ALAE ratio	59.4%	48.6%	31.7%	53.1%
Total Loss and ALAE ratio	61.5%	84.1%	65.1%	71.5%
ULAE ratio	7.4%	7.1%	3.4%	7.0%
Total Loss and LAE ratio	68.9%	91.2%	68.5%	78.5%
Expense ratio	31.7%	30.0%	30.0%	30.8%
Combined ratio	100.6%	121.2%	98.5%	109.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2021	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$51.9	$33.6	$44.0	$20.8	$18.6	$5.4	$174.3
Net earned premiums	48.7	33.8	41.7	15.9	19.0	5.3	164.4
Losses and LAE incurred:
Cat loss and ALAE	(0.2)	3.6	9.2	—	2.7	—	15.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	3.7	(2.4)	(1.2)	(6.4)	(0.5)	(2.4)	(9.2)
Current accident year non-cat loss and ALAE	42.2	16.3	17.8	11.7	6.6	3.9	98.5
Total non-cat loss and ALAE	45.9	13.9	16.6	5.3	6.1	1.5	89.3
Total Loss and ALAE	45.7	17.5	25.8	5.3	8.8	1.5	104.6
ULAE	2.9	1.2	1.3	1.0	0.6	0.1	7.1
Total Loss and LAE	48.6	18.7	27.1	6.3	9.4	1.6	111.7
Underwriting expenses	15.1	10.7	14.7	7.1	6.1	1.7	55.4
Net underwriting (loss) gain	$(15.0)	$4.4	$(0.1)	$2.5	$3.5	$2.0	$(2.7)

Cat loss and ALAE ratio	(0.4)%	10.7%	22.0%	—%	14.1%	(0.4)%	9.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	7.6%	(7.0)%	(2.9)%	(40.3)%	(2.4)%	(46.1)%	(5.6)%
Current accident year non-cat loss and ALAE ratio	86.6%	48.0%	42.9%	73.9%	35.5%	72.8%	60.0%
Total non-cat loss and ALAE ratio	94.2%	41.0%	40.0%	33.6%	33.1%	26.7%	54.4%
Total Loss and ALAE ratio	93.8%	51.7%	62.0%	33.6%	47.2%	26.3%	63.7%
ULAE ratio	6.0%	3.5%	3.1%	6.0%	2.7%	1.6%	4.2%
Total Loss and LAE ratio	99.8%	55.2%	65.1%	39.6%	49.9%	27.9%	67.9%
Expense ratio	29.2%	31.7%	33.4%	34.3%	32.2%	32.2%	31.8%
Combined ratio	129.0%	86.9%	98.5%	73.9%	82.1%	60.1%	99.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended September 30, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$40.0	$31.4	$40.0	$17.4	$15.0	$5.0	$148.8
Net earned premiums	35.6	31.4	40.3	17.5	14.5	5.1	144.4
Losses and LAE incurred:
Cat loss and ALAE	0.1	5.5	4.7	—	3.2	—	13.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.2)	(7.5)	(6.3)	(7.3)	(0.6)	(3.6)	(26.5)
Current accident year non-cat loss and ALAE	20.8	17.0	20.1	14.4	5.1	3.0	80.4
Total non-cat loss and ALAE	19.6	9.5	13.8	7.1	4.5	(0.6)	53.9
Total Loss and ALAE	19.7	15.0	18.5	7.1	7.7	(0.6)	67.4
ULAE	1.7	0.5	1.3	1.1	0.5	0.1	5.2
Total Loss and LAE	21.4	15.5	19.8	8.2	8.2	(0.5)	72.6
Underwriting expenses	13.7	10.9	16.4	7.8	6.7	1.9	57.4
Net underwriting gain (loss)	$0.5	$5.0	$4.1	$1.5	$(0.4)	$3.7	$14.4

Cat loss and ALAE ratio	0.4%	17.3%	11.6%	—%	22.1%	—%	9.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(3.4)%	(23.8)%	(15.5)%	(41.6)%	(4.2)%	(72.6)%	(18.3)%
Current accident year non-cat loss and ALAE ratio	58.3%	54.3%	49.7%	82.2%	35.0%	60.4%	55.7%
Total non-cat loss and ALAE ratio	54.9%	30.5%	34.2%	40.6%	30.8%	(12.2)%	37.4%
Total Loss and ALAE ratio	55.3%	47.8%	45.8%	40.6%	52.9%	(12.2)%	46.7%
ULAE ratio	4.8%	1.5%	3.3%	6.4%	3.4%	1.9%	3.6%
Total Loss and LAE ratio	60.1%	49.3%	49.1%	47.0%	56.3%	(10.3)%	50.3%
Expense ratio	34.2%	34.7%	41.0%	45.1%	45.1%	38.6%	38.6%
Combined ratio	94.3%	84.0%	90.1%	92.1%	101.4%	28.3%	88.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2021	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$160.6	$103.5	$133.7	$48.6	$61.0	$17.6	$525.0
Net earned premiums	134.6	98.6	122.6	45.6	53.3	16.0	470.7
Losses and LAE incurred:
Cat loss and ALAE	1.9	12.0	14.2	—	8.8	—	36.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	2.8	(6.9)	(14.7)	(21.8)	(2.0)	(5.1)	(47.7)
Current accident year non-cat loss and ALAE	97.5	59.4	66.3	33.6	21.9	7.4	286.1
Total non-cat loss and ALAE	100.3	52.5	51.6	11.8	19.9	2.3	238.4
Total Loss and ALAE	102.2	64.5	65.8	11.8	28.7	2.3	275.3
ULAE	7.6	4.7	2.8	2.4	1.7	0.3	19.5
Total Loss and LAE	109.8	69.2	68.6	14.2	30.4	2.6	294.8
Underwriting expenses	47.0	32.2	46.5	20.1	21.1	5.9	172.8
Net underwriting (loss) gain	$(22.2)	$(2.8)	$7.5	$11.3	$1.8	$7.5	$3.1

Cat loss and ALAE ratio	1.4%	12.2%	11.6%	—%	16.5%	0.1%	7.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	2.1%	(7.0)%	(12.0)%	(47.8)%	(3.7)%	(32.1)%	(10.1)%
Current accident year non-cat loss and ALAE ratio	72.4%	60.2%	54.1%	73.8%	41.1%	46.1%	60.8%
Total non-cat loss and ALAE ratio	74.5%	53.2%	42.1%	26.0%	37.4%	14.0%	50.7%
Total Loss and ALAE ratio	75.9%	65.4%	53.7%	26.0%	53.9%	14.1%	58.5%
ULAE ratio	5.6%	4.7%	2.3%	5.2%	3.1%	1.7%	4.1%
Total Loss and LAE ratio	81.5%	70.1%	56.0%	31.2%	57.0%	15.8%	62.6%
Expense ratio	29.3%	31.1%	34.7%	41.4%	34.7%	33.5%	32.9%
Combined ratio	110.8%	101.2%	90.7%	72.6%	91.7%	49.3%	95.5%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$117.8	$95.8	$126.8	$49.2	$47.3	$15.3	$452.2
Net earned premiums	96.2	92.8	116.0	54.4	40.8	14.5	414.7
Losses and LAE incurred:
Cat loss and ALAE	1.1	21.0	35.7	—	8.7	0.2	66.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.5)	(16.5)	(14.3)	(16.1)	(1.7)	(7.1)	(57.2)
Current accident year non-cat loss and ALAE	52.4	53.3	69.6	40.6	15.2	7.3	238.4
Total non-cat loss and ALAE	50.9	36.8	55.3	24.5	13.5	0.2	181.2
Total Loss and ALAE	52.0	57.8	91.0	24.5	22.2	0.4	247.9
ULAE	4.9	4.2	4.5	4.5	1.6	0.4	20.1
Total Loss and LAE	56.9	62.0	95.5	29.0	23.8	0.8	268.0
Underwriting expenses	40.1	34.0	50.8	22.7	21.1	6.0	174.7
Net underwriting (loss) gain	$(0.8)	$(3.2)	$(30.3)	$2.7	$(4.1)	$7.7	$(28.0)

Cat loss and ALAE ratio	1.2%	22.6%	30.7%	—%	21.3%	1.2%	16.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.5)%	(17.8)%	(12.3)%	(29.6)%	(4.1)%	(49.3)%	(13.8)%
Current accident year non-cat loss and ALAE ratio	54.3%	57.5%	60.1%	74.6%	37.3%	50.7%	57.4%
Total non-cat loss and ALAE ratio	52.8%	39.7%	47.8%	45.0%	33.2%	1.4%	43.6%
Total Loss and ALAE ratio	54.0%	62.3%	78.5%	45.0%	54.5%	2.6%	59.7%
ULAE ratio	5.1%	4.5%	3.9%	8.4%	3.9%	2.6%	4.9%
Total Loss and LAE ratio	59.1%	66.8%	82.4%	53.4%	58.4%	5.2%	64.6%
Expense ratio	34.1%	35.5%	40.0%	46.2%	44.6%	39.3%	38.6%
Combined ratio	93.2%	102.3%	122.4%	99.6%	103.0%	44.5%	103.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)	2021	2020	2021	2020
Three months ended September 30	Personal & Commercial	Personal & Commercial	Total(1)	Total(1)

Net written premiums	$417.6	$379.0	$417.7	$379.1
Net earned premiums	381.6	353.2	381.8	353.2
Losses and LAE incurred:
Cat loss and ALAE	39.5	46.4	39.4	58.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.9)	(18.4)	(5.0)	(19.3)
Current accident year non-cat loss and ALAE	230.9	194.1	231.1	194.3
Total non-cat loss and ALAE	226.0	175.7	226.1	175.0
Total Loss and ALAE	265.5	222.1	265.5	233.7
ULAE	21.3	19.6	21.4	18.3
Total Loss and LAE	286.8	241.7	286.9	252.0
Underwriting expenses	118.5	127.8	118.6	127.9
Net underwriting loss	$(23.7)	$(16.3)	$(23.7)	$(26.7)

Cat loss and ALAE ratio	10.3%	13.1%	10.3%	16.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.3)%	(5.2)%	(1.3)%	(5.5)%
Current accident year non-cat loss and ALAE ratio	60.5%	55.1%	60.5%	55.0%
Total non-cat loss and ALAE ratio	59.2%	49.9%	59.2%	49.5%
Total Loss and ALAE ratio	69.5%	63.0%	69.5%	66.1%
ULAE ratio	5.6%	5.5%	5.6%	5.2%
Total Loss and LAE ratio	75.1%	68.5%	75.1%	71.3%
Expense ratio	28.4%	33.7%	28.4%	33.8%
Combined ratio	103.5%	102.2%	103.5%	105.1%

(1)Includes specialty run-off

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

(unaudited)
($ in millions)	2021	2020	2021	2020
Nine months ended September 30	Personal & Commercial	Personal & Commercial	Total(1)	Total(1)

Net written premiums	$1,190.0	$1,107.3	$1,188.7	$1,107.2
Net earned premiums	1,108.8	1,024.4	1,107.6	1,024.4
Losses and LAE incurred:
Cat loss and ALAE	192.8	178.6	191.0	191.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(45.3)	(37.0)	(45.5)	(31.8)
Current accident year non-cat loss and ALAE	656.6	542.1	656.8	542.4
Total non-cat loss and ALAE	611.3	505.1	611.3	510.6
Total Loss and ALAE	804.1	683.7	802.3	701.6
ULAE	64.2	62.9	64.2	61.6
Total Loss and LAE	868.3	746.6	866.5	763.2
Underwriting expenses	352.0	376.6	352.4	377.1
Net underwriting loss	$(111.5)	$(98.8)	$(111.3)	$(115.9)

Cat loss and ALAE ratio	17.4%	17.4%	17.2%	18.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.1)%	(3.6)%	(4.1)%	(3.1)%
Current accident year non-cat loss and ALAE ratio	59.2%	53.0%	59.3%	53.0%
Total non-cat loss and ALAE ratio	55.1%	49.4%	55.2%	49.9%
Total Loss and ALAE ratio	72.5%	66.8%	72.4%	68.5%
ULAE ratio	5.8%	6.1%	5.8%	6.0%
Total Loss and LAE ratio	78.3%	72.9%	78.2%	74.5%
Expense ratio	29.6%	34.0%	29.6%	34.1%
Combined ratio	107.9%	106.9%	107.8%	108.6%

(1)Includes specialty run-off
The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated (loss) income before federal income taxes for the three and nine months ended September 30, 2021 and 2020:

($ millions)	3Q 2021	3Q 2020	YTD 2021	YTD 2020
Segment (loss) income before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting loss	$(21.0)	$(30.7)	$(114.6)	$(70.8)
Commercial insurance SAP underwriting (loss) gain	(2.7)	14.4	3.1	(28.0)
Specialty run-off	—	(10.4)	0.2	(17.1)
Total insurance operations	(23.7)	(26.7)	(111.3)	(115.9)
Investment operations:
Net investment income	17.0	17.9	52.3	54.5
Net investment (loss) gain	(8.1)	20.0	56.8	(39.3)
Total investment operations	8.9	37.9	109.1	15.2
All other segments income	—	—	—	0.1
Reconciling items:
GAAP adjustments	3.1	5.6	7.5	20.2
Interest expense on corporate debt	(1.1)	(1.1)	(3.3)	(3.6)
Corporate expenses	(12.9)	(0.9)	(17.9)	(3.6)
Total reconciling items	(10.9)	3.6	(13.7)	13.0
Total consolidated (loss) income before federal income taxes	$(25.7)	$14.8	$(15.9)	$(87.6)